SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2012

TRAILER BRIDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22837	13-3617986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10405 New Berlin Road East Jacksonville, Florida		32226
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904) 751-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on November 16, 2011, Trailer Bridge, Inc., a Delaware corporation (the “Company”), filed a voluntary petition in the United States Bankruptcy Court for the Middle District of Florida seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The Company’s case has been assigned the following case number, Case No. 3:11-bk-08348, by the Bankruptcy Court.

On January 12, 2012, the Company filed a Motion with the Bankruptcy Court for approval of a performance-based key employee incentive plan (the “Incentive Plan”). The Incentive Plan provides for participation by thirty-two of the Company’s key employees, including William G. Gotimer, Jr., Co-Chief Executive Officer and General Counsel, and Mark Tanner, Co-Chief Executive Officer and Chief Financial Officer. The Incentive Plan provides for a bonus pool available for distribution to the key employees based on the achievement of certain EBITDA levels. In the event that the Company achieves 95-105% of the EBITDA projections (the “Target”), approximately $800,000 will be available for distribution to the key employees. In the event that the Company exceeds the EBITDA projections by 25%, the bonus pool will increase to approximately $990,500, which amount represents the maximum amount to be paid under the Incentive Plan. On the other hand, if the Company fails to meet the EBITDA projections, the bonus pool will decrease based on the percentage of variance from the EBITDA projections. With respect to each of William G. Gotimer, Jr. and Mark Tanner, the Target bonus award opportunity under the Incentive Plan is $200,000.

Payment of the amounts due under the Incentive Plan will occur on the day that is five (5) days after the effective date of a plan or reorganization and shall be paid from the proceeds of the exit financing provided to the reorganized Company on the effective date. If a key employee’s employment terminates for any reason (other than death or without cause) prior to the payment of any bonus, the employee automatically forfeits the payment of that bonus. No amounts will be earned if a plan of reorganization is not confirmed prior to April 15, 2012.

The Incentive Plan is subject to approval by the Order of the Bankruptcy Court.

Item 7.01. Regulation FD.

On January 14, 2012, the Company filed a Chapter 11 Plan of Reorganization (the “Plan”) and a related Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court. Copies of the Plan and the Disclosure Statement are attached hereto as exhibits 99.1 and 99.2, respectively. Copies of the Plan and Disclosure Statement are also publicly available and may be viewed and printed free of charge at www.kccllc.net/TrailerBridge. The Company issued a press release on January 17, 2012 relating to the foregoing, a copy of which is attached hereto as Exhibit 99.3.

The Company recommends that holders of claims against the Company refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties, or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Company and the condition of the Company’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims against or interests in the Company to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that Company’s stakeholders will approve the Plan, or that the Bankruptcy Court will confirm the Plan.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The matters discussed in this report include statements regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Without limitation, these risks and uncertainties include, (i) potential adverse impact of the bankruptcy case on our business, financial condition or results of operations, including our ability to maintain contracts and other customary and vendor relationships that are critical to our business and the actions and decisions of our creditors and other third parties with interests in our bankruptcy case; (ii) our ability to maintain adequate liquidity to fund our operations during the bankruptcy case and to fund a plan of reorganization and thereafter, including maintaining normal terms with our vendors and service providers during the bankruptcy case and complying with the covenants and other terms of our financing agreements; (iii) our ability to obtain court approval with respect to motions in the bankruptcy case prosecuted from time to time and to develop, prosecute, confirm and consummate a plan of reorganization with respect to the bankruptcy case and to consummate all of the transactions contemplated by such plan of reorganization; (iv) risks associated with third party seeking and obtaining court approval to terminate or shorten the exclusivity period for the company to propose and confirm a plan of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 Case to a Chapter 7 case; and (v) those factors identified in our filings with the Securities and Exchange Commission as may be accessed at www.sec.gov.

An additional description of the Company’s risk factors is described in Part 1 – Item 1A. “Risk Factors” filed on Form 10-K for the year ended December 31, 2010 and the risk factors described in Part 11 – Item 1A. “Risk Factors” on Form 10-Q for the quarter ended September 30, 2010. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Exhibits.

(d):

Exhibit 99.1	Trailer Bridge, Inc. Chapter 11 Plan of Reorganization

Exhibit 99.2	Trailer Bridge, Inc. Disclosure Statement

Exhibit 99.3	Press Release by Trailer Bridge, Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAILER BRIDGE, INC.

Date: January 18, 2012	By:	/s/ William G. Gotimer, Jr.
William G. Gotimer, Jr.
Co-Chief Executive Officer and General Counsel

4